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                                                                    EXHIBIT 32.2

                CERTIFICATION OF ROBERT J CHAMBERLAIN PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Onyx Software Corporation (the Company) on Form 10-K for the period ended December 31, 2005, as filed with the Securities and Exchange Commission (the Report), I, Robert J. Chamberlain , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2006                      /s/ ROBERT J. CHAMBERLAIN
                                          -------------------------
                                          Robert J. Chamberlain
                                          Chief Financial Officer